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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2014

GOVERNMENT PROPERTIES INCOME TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-34364 (Commission File Number)	26-4273474 (IRS Employer Identification No.)
Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts (Address of Principal Executive Offices)	02458-1634 (Zip Code)

617-219-1440
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         In this Current Report on Form 8-K, the terms "we" and "our" refer to Government Properties Income Trust.

Item 1.01.   Entry into a Material Definitive Agreement.

         On August 30, 2014, we entered into a Voting and Standstill Agreement with Cole Corporate Income Trust, Inc., a Maryland corporation that has elected to be treated as a real estate investment trust for U.S. federal income tax purposes, or CCIT, and American Realty Capital Properties, Inc., a Maryland corporation and parent of the manager of CCIT, or ARCP, or the Voting Agreement. The Voting Agreement was entered into concurrently with the execution and delivery of an Agreement and Plan of Merger, or the Merger Agreement, dated August 30, 2014, among Select Income REIT, a Maryland real estate investment trust, or SIR, SC Merger Sub LLC, a Maryland limited liability company and SIR's wholly owned subsidiary, or Merger Sub, and CCIT, which provides for the merger of CCIT with and into Merger Sub, with Merger Sub surviving as SIR's wholly owned subsidiary. The merger of CCIT with and into Merger Sub is referred to herein as the Merger. As of August 30, 2014, we owned 21,500,000 of SIR's common shares of beneficial interest, or common shares, representing approximately 35.9% of SIR's outstanding common shares. We are SIR's largest shareholder.

         Pursuant to the Voting Agreement, we have agreed to vote in favor of the issuance of SIR's common shares in the Merger as contemplated by the Merger Agreement, upon the terms and subject to the conditions set forth in the Voting Agreement and the Merger Agreement. In the Voting Agreement we also agreed, among other things, subject to certain exceptions, not to sell or otherwise assign or dispose of or pledge common shares of SIR that we own or to deposit those shares into any voting trust or enter into any other voting agreement or arrangement with respect to those shares. The Voting Agreement will terminate upon certain circumstances, including upon termination of the Merger Agreement or the closing of the Merger. The Voting Agreement also contains standstill provisions pursuant to which ARCP has agreed, among other things, not to make unsolicited proposals to acquire us or SIR.

         Concurrently with our entering into the Voting Agreement, Reit Management & Research LLC, or RMR, which is our and SIR's manager, also entered into a voting and standstill agreement on terms and conditions substantially the same as the Voting Agreement. RMR is also the manager of Senior Housing Properties Trust, or SNH, a Maryland real estate investment trust that agreed to acquire from SIR entities owning 23 healthcare properties that SIR is acquiring through the Merger, substantially concurrently with the closing of the Merger.

         The foregoing description of the Voting Agreement is not complete and is subject to and qualified in its entirety by reference to the Voting Agreement, a copy of which is attached as Exhibit 10.1 hereto, which is incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

         RMR is a privately owned company that provides management services to public and private companies, including us, SIR and SNH. One of our Managing Trustees, Mr. Barry Portnoy, is chairman, majority owner and an employee of RMR and a managing trustee of SIR and SNH. Our other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy and an owner, president, chief executive officer and a director of RMR and a managing trustee of SIR and SNH. Each of our executive officers is also an officer of RMR and our President and Chief Operating Officer is also an officer of SIR. One of our Independent Trustees also serves as an independent trustee of each of SIR and SNH, and another of our Independent Trustees also serves as an independent trustee of SNH. Our other Independent Trustees also serve as independent directors or independent trustees of other companies to which RMR or its affiliates provide management services. Mr. Barry Portnoy serves as a managing director or managing trustee of a majority of those companies, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as officers of those companies.

         For further information about our relationships and transactions with RMR, SIR, SNH and the other entities to which RMR provides management services and other related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2013, or the Annual Report, our definitive proxy statement for our 2014 Annual Meeting of Shareholders, or the Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, or the Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 5 to the Consolidated Financial Statements included in the Annual Report, the sections captioned "Business", "Management's Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions" and "Warning Concerning Forward Looking Statements" of the Annual Report, the section captioned "Related Person Transactions and Company Review of Such Transactions" and the information regarding the Company's Trustees and executive officers in the Proxy Statement, Note 9 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned "Management's Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions" and "Warning Concerning Forward Looking Statements" of the Quarterly Report. In addition, please see the section captioned "Risk Factors" of the Annual Report for a description of risks that may arise from these transactions and relationships. Our filings with the SEC, including the Annual Report, the Proxy Statement and the

Quarterly Report, are available at the SEC's website at www.sec.gov. Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC's website at www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS "BELIEVE", "EXPECT", "ANTICIPATE", "INTEND", "PLAN", ESTIMATE", OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

  •
  THIS CURRENT REPORT ON FORM 8-K DESCRIBES A TRANSACTION BY WHICH SIR WILL ACQUIRE CCIT. THE CLOSING OF THIS TRANSACTION IS SUBJECT TO CONDITIONS AND CONTINGENCIES, INCLUDING APPROVAL BY THE SHAREHOLDERS OF SIR AND STOCKHOLDERS OF CCIT. WE CAN PROVIDE NO ASSURANCE THAT THE CONDITIONS AND CONTINGENCIES WILL BE SATISFIED. ACCORDINGLY, WE CAN PROVIDE NO ASSURANCE THAT THIS TRANSACTION WILL BE CONSUMMATED, THAT IT WILL NOT BE DELAYED OR THAT ITS TERMS WILL NOT CHANGE.

  •
  THIS CURRENT REPORT ON FORM 8-K REFERS TO A TRANSACTION BY WHICH SIR ENTITIES WILL SELL CERTAIN PROPERTIES THAT SIR ACQUIRES IN THE MERGER TO SNH. SUCH SALE IS SUBJECT TO CONDITIONS AND CONTINGENCIES, INCLUDING THE CONSUMMATION OF THE MERGER. ACCORDINGLY, WE CAN PROVIDE NO ASSURANCE THAT THE HEALTHCARE PROPERTIES SALE WILL BE CONSUMMATED, THAT IT WILL NOT BE DELAYED OR THAT ITS TERMS WILL NOT CHANGE.

         THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

  10.1
  Voting and Standstill Agreement, dated as of August 30, 2014, by and among Cole Corporate Income Trust, Inc., Government Properties Income Trust and American Realty Capital Properties, Inc.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST
By:	/s/ MARK L. KLEIFGES
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Date: September 2, 2014

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  Item 1.01. Entry into a Material Definitive Agreement.
Information Regarding Certain Relationships and Related Transactions
WARNING CONCERNING FORWARD LOOKING STATEMENTS
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES